--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 31, 2004


                                ----------------

                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                        0-26012                  35-1948594
(State or other jurisdiction of      (Commission File)       (IRS Employer
incorporation or organization)             Number            Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (260) 356-3311

                               -------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)) [GRAPHIC OMITTED]




--------------------------------------------------------------------------------

Section 2 - Financial Information.

Item 2.02. Results of Operations and Financial Condition.

     On January 21, 2005, the Registrant issued a news release announcing, among other things, earnings for the quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 2.06. Material Impairments.

     In connection with the preparation and review of the Registrant's financial statements for the quarter and year ended December 31, 2004, the Registrant determined to make a $735,500 charge to earnings as a result of a non-cash accounting write-down of Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) preferred stocks in its investment portfolio. Unrealized gains and losses on these securities had been recognized in the equity section of Registrant's balance sheet in prior periods. Due to a number of factors, including recent public disclosures about FHLMC and FNMA, the cost of the securities in relation to their market value, the Registrant concluded the securities were impaired and reflected the loss in its income statement. The Registrant continues to hold these securities due to their variable rate features in the face of anticipated rising interest rates and other positive income characteristics.

     The Registrant does not anticipate incurring any out-of-pocket expenditures in connection with the impairment of these FHLMC and FNMA securities.

Section 8 - Other Events.

Item 8.01. Other Events.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.
          --------

          The following Exhibit is being furnished herewith:

          99.1 Press Release of Northeast Indiana Bancorp, Inc., dated January 21, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.

                                    By:    /S/ STEPHEN E ZAHN
                                           -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer
Dated:  January 21, 2005

                                  Exhibit Index
                                  -------------

Exhibit
Number                      Description of Exhibit
------                      ----------------------

99.1     Press Release of Northeast Indiana Bancorp, Inc. dated January 21, 2005